SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                   Date of Report: July 25, 2000

Commission File Number  000-29625

                             HIGH SPEED NET SOLUTIONS, INC.
                             ------------------------------
              (Exact name of registrant as specified in its charter)

           Florida                                     65-0185306
           -------                                     ----------
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)

                       434 Fayetteville Street, Suite 2120
                       Raleigh, North Carolina 27601
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              (Address of principal executive offices, including Zip Code)

                                 (919) 645-2610
                                 --------------
              (Registrant's telephone number, including Area Code)


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Item 2.  Acquisition or Disposition of Assets

                  As of June 30, 2000, the Registrant entered into a Share Acquisition Agreement with Douglas May, an individual. The Agreement provided for the acquisition by the Registrant of all of the issued and outstanding capital stock of Douglas May & Co., Inc., a Texas corporation (the "Company"). The Company is in the business of advertising design, brand development and interface consulting, including the development of corporate websites. The assets of the Company principally are intellectual property, computers, and office supplies and equipment. In exchange for the capital stock of the Company, the Registrant issued to Douglas May, the sole shareholder of the Company, an aggregate of 183,070 shares of the Registrant's common stock. If the market value of one share of the Registrant's common stock is less than $10.00 on the first anniversary of the closing date, Douglas May will be entitled to receive additional shares equal to the difference between the price as of that date of 50,000 of the Registrant's shares received by him under the Share Acquisition Agreement and $10.00 per share. The Agreement also requires the Company to register 133,070 of the shares issued to Douglas May with the Securities and Exchange Commission under the Securities Act of 1933, as amended. If the registration statement does not become effective on or before September 30, 2000, the Company will be obligated to purchase 45,572 of the shares for $300,000. If the Company becomes obligated to repurchase these shares, the money to be used in the purchase of the shares will be generated from the accounts receivable of the Company, which will be held in escrow until the registration statement becomes effective or until the shares are purchased, whichever first occurs. Additionally, if the registration statement does not become effective on or before January 1, 2001, the Registrant shall, at the election of Douglas May, repurchase 87,498 of the shares for $576,000 payable in one installment of $150,000 on January 1, 2001 and five equal monthly installments of $85,200. The Registrant and the Company granted to Douglas May a royalty free license to use certain intellectual property of the Company developed on or before June 30, 2000.

                  In connection with the Share Agreement, Douglas May entered into an Employment Agreement with the Registrant dated as of June 30, 2000. The Employment Agreement has a term of three (3) years and provides that Douglas May will be the Chief Creative Officer of the Registrant during the term of his employment. Douglas May was paid $20,000.00 upon execution of the Agreement, and receives a $135,000.00 annual salary for the term of the Agreement. Douglas May is entitled to salary increases based on performance and bonuses based on an executive bonus plan to be developed by the Registrant. Douglas May may terminate the Employment Agreement after 18 months upon no less than 30 days written notice. The Employment Agreement contains a noncompetition provision which extends for a period of six months following the termination of Mr. May's employment.

                 All  transactions   contemplated  by  the  Share   Acquisition
         Agreement were completed by July 25, 2000.


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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  10.40 Share Acquisition Agreement dated as of June 30, 2000 between the Registrant and Douglas May (excluding schedules, which will be supplied to the Commission upon request)which is incorporated by reference to Exhibit 10.40 to the Registrant's Registration Statement on Form S-1
                  (No.333-41730) filed on July 19, 2000.

                  10.41 Employment Agreement dated June 30, 2000 between the Registrant and Douglas May, which is incorporated by reference to Exhibit 10.41 to the Registrant's Registration Statement on Form S-1 (No.333-41730) filed on July 19, 2000.

                  10.42 Form of License Agreement dated as of June 30, 2000 among Douglas May & Co., Inc., the Registrant and Douglas D. May.

                  10.43 Form of Escrow Agreement dated as of June 30, 2000 among Douglas May & Co., Inc., Douglas D. May and the Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HIGH SPEED NET SOLUTIONS, INC.


                                           By:/s/ Robert S. Lowrey
                                              --------------------
                                           Name: Robert S. Lowrey
                                           Title: Vice President, Finance
                                                  and Chief Financial Officer

Date:   July 25, 2000

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                        INDEX TO EXHIBITS
          The following exhibits are filed as part of this report.

  Exhibit No.     Description

    10.42 Form of License Agreement dated as of June 30, 2000 among Douglas May & Co., Inc., the Registrant and Douglas D. May.

    10.43 Form of Escrow Agreement dated as of June 30, 2000 among Douglas May & Co., Inc., Douglas D. May and the Registrant.